UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                          Alnylam Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          Delaware                       000-50743                77-0602661
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)


            300 Third Street
              Cambridge, MA                              02142
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (617) 551-8200

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On February 15, 2005, Alnylam Pharmaceuticals, Inc. announced its financial results for the year and quarter ended December 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

       (c)      Exhibits

                The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

                99.1     Press Release dated February 15, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 15, 2005             ALNYLAM PHARMACEUTICALS, INC.

                                     By:  /s/ John M. Maraganore, Ph.D.
                                          -------------------------------------
                                          John M. Maraganore, Ph.D.
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------

99.1                                   Press release dated February 15, 2005